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                                                                    EXHIBIT 10.5

                               CREDIT AGREEMENT
                               ----------------



     AGREEMENT made and entered into this 18th day of December, 1997, by and between Interactive Coupon Marketing Group, Inc., hereinafter referred to as the "Company", and Richard H. Rogel, Trustee of the Richard H. Rogel Revocable Living Trust u/a dated March 21, 1990, as amended, hereinafter referred to as the "Lender".

                                R E C I T A L S

     The Company desires to apply to the Lender for the Lender's commitment, subject to all the terms and conditions hereof, to make a revolving credit available to the Company.

     NOW THEREFORE, it is agreed to between the parties as follows:


                                  Definitions
                                  -----------

1. (a) The term "Note" or "Notes" shall mean all Revolving Credit Notes evidencing loans made pursuant to this Credit Agreement.

     (b) "Person" shall mean and include an individual, partnership, corporation, trust, unincorporated organization, and a government or any department or agency thereof.

     (c) "Officer's Statement" shall mean a statement signed in the name of the Company by its President, one of its Vice Presidents, its Treasurer, or its Secretary.

     (d) "Funded Debt" shall mean any obligation for borrowed money or the deferred purchase price of property, real or personal, payable more than one year from the date of the creation thereof, which under generally accepted accounting principles is required to be shown on the balance sheet as a long-term liability.

     (e) "Current Debt" shall mean any obligation for borrowed money (and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date of the creation thereof; provided that any obligation shall be treated as Funded Debt, regardless of its term, if such obligation is renewable at the option of the Company, pursuant to the terms thereof or of a revolving credit or similar agreement, to a date more than one year after the date of the creation of such obligation.

     (f) "Debt" shall mean Funded Debt and/or Current Debt.
     (g) "Subsidiary" shall mean any corporation at least fifty-one (51%) percent of the stock of every voting class of which shall, at the time as of which any determination is being made, be owned by the Company and/or a Subsidiary.

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     (h) "Prime Lending Rate" shall mean the prime lending rate from time to time established by Comerica Bank.


                               Revolving Credit
                               ----------------


2. (a) The Revolving Credit shall not exceed Five Hundred Thousand Dollars ($500,000.00) in aggregate principal amount at any one time outstanding and shall be available to the Company, and may be availed of by the Company in its discretion from time to time, and may be repaid and used again during the period from the date hereof to and including the earlier of either the date of the conversion of all or any part of the Revolving Credit into the Term Credit provided for in Paragraph 3, or December 31, 1998, at which time the commitment of the Lender shall expire.

     (b) Each loan under the Revolving Credit shall be in an amount of Ten Thousand Dollars ($10,000.00), or a multiple thereof, and the Lender shall receive a Revolving Credit Note of the Company payable to its order and substantially in the form (with appropriate insertions) attached hereto as Exhibit A to evidence such loan. Such Revolving Credit Notes shall be dated in each case as of the date of the making of the particular loan evidenced thereby, shall be expressed to mature not later than December 31, 1998, and shall be expressed to bear interest prior to the maturity thereof (computed on the basis of a year of 365 or 366 days, as the case may be, and payable at the maturity thereof) on the principal amount thereof from time to time remaining unpaid thereon at two (2%) percent in excess of the Prime Commercial Lending Rate (as herein before defined) from time to time in effect (with any change in said interest rate resulting from a change in said Prime Commercial Lending Rate to be and become effective as and when such change in the Prime Commercial Lending Rate shall become effective). The principal of all Revolving Credit Notes remaining unpaid after the maturity thereof, whether by acceleration or otherwise, shall be expressed to bear interest until paid at a rate per annum of two (2%) percent above the rate applicable to such Revolving Credit Note on the date of such maturity.



                              Manner of Borrowing
                              -------------------

3. The Company shall give the Lender at least three (3) business days' prior notice of the date upon which it requests that a loan be made under the Revolving Credit, and the Company shall specify the amount of such loan. The proceeds of each loan hereunder shall be wire transferred to Company upon the receipt by the Lender of the Revolving Credit Note, and other showings herein provided for.


                               Grant of Warrants
                               -----------------

4. As additional consideration for extending the Line of Credit evidenced hereby, the Company shall issue to Lender that number of Warrants to purchase that number of shares of the Company's common stock, in the form attached hereto as Exhibit "B", equal to the maximum

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amount drawn by the Company pursuant to this Line of Credit, divided by the sum of One thousand five hundred and 00/100 ($1,500.00) dollars, and rounded to the nearest whole number. Warrants shall be issued to Lender within thirty (30) days of date the Company draws down the Line of Credit to a new maximum loan amount, over the previous maximum loan amount.

                                  Prepayments
                                  -----------

5. The Company shall have the privilege of prepaying without premium or penalty and in whole or in part the Notes at any time, such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment. Any amount prepaid on the Notes may, subject to the terms and conditions hereof, be borrowed, repaid, and borrowed again.


                                  Termination
                                  -----------

6. The Company shall have the right at any time and from time to time, upon three (3) business days' prior notice to the Lender, to terminate without premium or penalty and in whole or in part the Revolving Credit available hereunder, any partial termination to be in an amount of Ten Thousand and 00/100 ($10,000.00) Dollars, or a multiple thereof. No later than the termination date stated in such notice, the Company shall make such payments as may be necessary to reduce the aggregate principal amount of the Revolving Credit Notes then outstanding to the amount to which the Revolving Credit has been so reduced, and shall also pay the interest on such principal to such termination date.


                       Place and Application of Payments
                       ---------------------------------

7. All payments of principal, interest, and delivery of warrants shall be made to the Lender at P.O. Box 1659, Avon, Colorado 81620-1659. Prepayments applicable to the Notes shall be applied on any outstanding Note selected by the Company.

                        Representations and Warranties
                        ------------------------------

8. The Company represents and warrants as follows:

     (a) The Company, and each Subsidiary, is duly organized and existing under the laws of its respective state of incorporation and is duly licensed or qualified in each jurisdiction wherein it carries on a substantial portion of its business or where there is located a substantial portion of its business and assets; the Company has all necessary corporate power to carry on its present business; and has full power, right, and authority to enter into this Agreement, to make the borrowings herein provided for, to issue the Notes and to perform each and all of the matters and things herein provided for; and this Agreement does not, nor will the performance or observance by the Company of any of the matters and things herein provided for contravene any provision of law or any charter or bylaw provision of the Company, or any covenant, indenture, or agreement of or affecting the Company or any Subsidiary or their respective properties.

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                                   Covenants
                                   ---------

9. The Company agrees that, so long as any credit is available to or in use by the Company hereunder, except to the extent compliance in any case or cases is waived in writing by the Lender:

     (a) The Company will maintain, preserve, and keep its properties, and equipment in good repair, working order, and condition, ordinary wear and tear excepted, and will from time to time make all necessary and proper repairs, renewals, replacements, additions, and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained, and will cause each Subsidiary to do so in respect of property owned or used by it.

     (b) The Company will duly pay and discharge all taxes, rates, assessments, fees, and government charges upon the Company, except to the extent being contested in good faith. The Company will insure and keep insured, and will cause each Subsidiary to insure and keep insured, all insurable property owned by it.

     (c) The Company will maintain a standard and modern system of accounting in accordance with sound accounting practice, and will furnish to the Lender and its duly authorized representatives such information respecting the business and financial condition of the Company and its Subsidiaries as may be reasonably requested; and without any request will furnish the Lender:

          (1) As soon as available, and in any event within sixty (60) days after the close of each quarterly fiscal period of the Company (excluding the last such period in each fiscal year), a copy of the balance sheet and profit and loss statement on a consolidated basis for such period of the Company and its Subsidiaries accompanied by a statement from a responsible financial officer thereof to the effect that to his best knowledge and belief such financial statements are true, correct, and complete;

          (2) As soon as available, and in any event within ninety (90) days after the close of each fiscal year, a copy of the balance sheet and profit and loss statement on a consolidated and consolidating basis for such fiscal year of the Company prepared in accordance with sound accounting principals, accompanied by a statement from a responsible financial officer thereof to the effect that to his best knowledge and belief such financial statements are true, correct, and complete; and

          (3) As soon as available, and in any event within ninety (90) days after the close of each fiscal year, a copy of the audit report for such year and accompanying financial statements, including balance sheet, profit and loss statement, and statement of changes in financial position on a consolidated basis for the Company, showing in comparative form the figures for the previous fiscal year, as prepared and certified by independent public accountants of recognized standing selected by the Company.

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     (d) Except as approved by Lender in writing, the Company will not declare or pay any dividends, except for dividends payable solely in capital stock of the Company, nor make any distributions on or with respect to any of its capital stock of any class or series, whether now or hereafter authorized and outstanding, nor purchase, redeem, or otherwise acquire or retire any such capital stock (except out of the proceeds of or in exchange for a substantially concurrent issue and sale of capital stock of the Company in addition to that now issued and outstanding) if, after giving effect thereto, the total amount of all dividends, distributions, purchases, redemptions, acquisitions, and retirements declared, paid or made after the date hereof, would cause the Company to be insolvent.

     (e) The Company will not, nor will it permit any Subsidiary to, issue, incur, assume, or permit to remain outstanding any Debt other than:

          (1)  Debt represented by the Notes;

          (2)  Debt of any Subsidiary to the Company or to another Subsidiary;
          (3) Current Debt of the Company or its domestic Subsidiaries not exceeding
     One Million Dollars ($1,000,000) in aggregate principal amount at any one time outstanding;

          (4) Debt incurred in connection with the purchase of real or personal property, whether secured or unsecured, provided that such Debt is permitted under this clause.


                               Events of Default
                               -----------------

10. Any one or more of the following shall constitute an event of default under this Agreement:

     (a) Delinquency for a period of ten (10) days in payment when due of principal or interest on any Note, whether at the stated maturity thereof or at any other time provided in this Agreement;

     (b) Failure to observe or perform any other provision hereof when such failure is not remedied within thirty (30) days after notice thereof to the Company by the Lender or by the holder or holders of any Note then outstanding hereunder;

     (c) Any representation or warranty made by the Company herein, or in any statement or certificate furnished by it pursuant hereto, or in connection with any loan made hereunder, proves untrue in any material respect as of the date of the issuance or making thereof, and shall not be made good within thirty (30) days after notice thereof to the Company by the Lender or by the holder or holders of any Note then outstanding hereunder;

     (d) The Company, or any Subsidiary, becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors,

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or applies for or consents to the appointment of a trustee or receiver for it or for the major part of its property;

     (e) A trustee or receiver is appointed for the Company or any Subsidiary or for the major part of its property and is not discharged within ninety (90) days after such appointment; or

     (f) Bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or other proceedings for relief under any bankruptcy law or laws for the relief of debtors are instituted by or against the Company or any Subsidiary and, if instituted against the Company or such Subsidiary, are consented to or are not dismissed within ninety (90) days after such institution.


                             Remedies for Default
                             --------------------

11. (a) When any event of default described in subsections (a) through (c), inclusive, of Paragraph 10 has occurred and is continuing, the Lender or the holder of the Note may, by notice to the Company, either terminate the remaining commitment hereunder of the Lender on the date (which may be the date thereof) stated in such notice, or else declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all of said Notes, including both principal and interest, shall be and become immediately due and payable without further demand, presentment, protest, or notice of any kind.

     (b) When any event of default described in subsections (d) through (f), inclusive, of Paragraph 10 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable without presentment, demand, protest, or notice of any kind, and the obligation of the Lender to extend further credit pursuant to any of the terms hereof shall immediately terminate.

     (c) The Company agrees to pay to the Lender or any other holder of any Note outstanding hereunder, all expenses incurred or paid by the Lender or any such holder, including reasonable attorney's fees and court costs, in connection with the enforcement of any of the terms hereof of the Notes.


                                 Miscellaneous
                                 -------------

12. (a) This Agreement and all of the covenants, warranties, and representations of the Company, and all of the powers and rights of the Lender hereunder, shall be in addition to and cumulative of all other covenants, representations, and warranties of the Company and all other rights and powers of the Lender contained in, or provided for in, any other instrument or document now or hereafter executed and delivered by the Company to or in favor of the Lender. No delay or failure on the part of the Lender in the exercise of any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof or the exercise of any other power or right; and the rights and remedies of the Lender are cumulative to and not exclusive of any rights or remedies which it would otherwise have. No waiver, consent or modification, or amendment shall be effective as against the Lender unless the same is in writing and signed by an officer of the Lender. No such amendment, modification,

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waiver, or consent shall extend to or affect any obligation or right except to the extent expressly provided for therein. All computations and determinations of the assets and liabilities of the Company for the purpose of this Agreement shall be made in accordance with generally accepted principles of accounting consistently applied, except as may be otherwise specifically provided herein.

     (b) All communications provided for herein shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, addressed, if to the Lender, at P.O. Box 1659, Avon, Colorado 81620-1659, or, if to the Company, at 8755 West Higgins Road, Suite 100, Chicago, Illinois 60631.

     (c) The Company agrees to pay and reimburse the Lender for all expenses and damages paid or incurred by the Lender, including court costs and reasonable attorney's fees, arising out of a default hereunder or the collection of the Note or any other liability, or in preserving or protecting or exercising the rights of the Lender hereunder or other liabilities, including all of the foregoing, incurred in any bankruptcy, arrangement, or reorganization proceeding involving the Company. Any or all indebtedness owing by the Lender to the Company may at any time without notice or demand be offset and applied on any indebtedness or liability of the Company to the Lender, whether or not then due.

     (d) This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns, including any subsequent holder or holders of the Note or any interest therein.

                                 Governing Law
                                 -------------

13. This Agreement shall be governed by the laws of the State of Michigan.

     Executed at Birmingham, Michigan, on the day and year first above written.

                                        "COMPANY"

                                        INTERACTIVE COUPON MARKETING GROUP, INC.

                                        By: /s/ Steven M. Golden
                                            ____________________________________

                                                CEO
                                        Its:____________________________________



                                        "LENDER"

                                        RICHARD H. ROGEL, TRUSTEE OF THE
                                        RICHARD H. ROGEL REVOCABLE LIVING
                                        TRUST u/a DATED MARCH 21, 1990,

                                       7
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                                        AS AMENDED

                                        By: /s/ Richard H. Rogel
                                            ____________________________________
                                               Richard H. Rogel, Trustee

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                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     This First Amendment to Credit Agreement made and entered into this 6th day of February, 1998, by and between Interactive Coupon Marketing Group, Inc., hereinafter referred to as the "Company", and Richard H. Rogel, Trustee of the Richard H. Rogel Revocable Living Trust u/a dated March 21, 1990, as amended, hereinafter referred to as the "Lender".


                                R E C I T A L S


     Whereas, the Company and Lender entered into a certain Credit Agreement on December 18, 1997 ("Credit Agreement"); and

     Whereas, the parties desire to amend the Credit Agreement.

     NOW THEREFORE, effective as of the date hereof, the Credit Agreement shall be amended as follows:

     I.        Section 2 (a) shall be amended and restated as follows:

     "2. (a) The Revolving Credit shall not exceed One Million Dollars ($1,000,000.00) in aggregate principal amount at any one time outstanding and shall be available to the Company, and may be availed of by the Company in its discretion from time to time, and may be repaid and used again during the period from the date hereof to December 31, 1998, at which time the commitment of the Lender shall expire."


     II. As security for the repayment of all sums loaned or to become due pursuant pursuant hereto, the parties are simultaneously executing a Security Agreement, evidencing the grant of a security interest in certain patents and/or patent applications owned by the Company.


     III. This Addendum and the Credit Agreement shall inure to and be binding on the heirs, trustees, executors, administrators, successor and assigns of each of the parties hereto.


     IV. Except as specifically amended herein, the Credit Agreement is not amended or modified in any manner whatsoever.

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          IN WITNESS WHEREOF, the parties have caused this First Amendment to
Credit Agreement to be executed by their respective duly authorized officers and trustee on the day and year first above appearing.


                                        "COMPANY"

                                        INTERACTIVE COUPON MARKETING GROUP, INC.

                                        By: /s/ Steven M. Golden
                                            ____________________________________

                                        Its: CEO
                                            ____________________________________



                                        "LENDER"

                                        RICHARD H. ROGEL, TRUSTEE OF THE
                                        RICHARD H. ROGEL REVOCABLE LIVING
                                        TRUST u/a DATED MARCH 21, 1990,
                                        AS AMENDED

                                        By: /s/ Richard H. Rogel
                                            ____________________________________
                                               Richard H. Rogel, Trustee

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